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                       PAINEWEBBER GROWTH AND INCOME FUND

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 1, 1996

                                                                October 13, 1997

Dear Investor,

     This is a supplement to the Prospectus dated December 1, 1996 of PaineWebber Growth and Income Fund ("Growth and Income Fund"), PaineWebber Growth Fund ("Growth Fund") and PaineWebber Small Cap Fund ("Small Cap Fund"). The purpose of this supplement is to notify investors of a change to Growth and Income Fund's dividend policy.

     The first paragraph under the heading "Dividends & Taxes-Dividends" is revised to include a new last sentence. The revised paragraph reads as follows.

          Growth Fund and Small Cap Fund each pays an annual dividend, and Growth and Income Fund pays a semi-annual dividend, from its net investment income and net short-term capital gain, if any. Each Fund also distributes annually substantially all of its net capital gain
     (the excess of net long-term capital gain over net short-term capital loss), if any. Each Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain. If determined by its board of trustees to be in the best interests of its shareholders, Growth and Income Fund may also make additional distributions of net investment income, net short-term capital gain and net capital gain, if any.

     If you have any questions regarding PaineWebber Growth and Income Fund, PaineWebber Growth Fund or PaineWebber Small Cap Fund, please call your Investment Executive at PaineWebber or one of its correspondent firms.